SUB-GROUP TAX SHARING AGREEMENT

           Tax Sharing Agreement ("Agreement") dated this 12th day of March, 1998, by and among PM Holdings Corporation ("Holdings") and each of the Holdings subsidiaries listed on
Schedule I hereto (each subsidiary being a "Subsidiary").

                             RECITALS

           1. For purposes of applying the provisions of this Agreement, Holdings and the Subsidiaries shall be treated as the only members ("Members") of an affiliated group (the "Affiliated Group"), as defined in Section 1504(a) of the Internal Revenue Code of 1986 (the "Code"), for the taxable year ending December 31, 1998, of which Holdings is the parent. All references in this Agreement to provisions of the Code or the Treasury Regulations promulgated thereunder shall include any corresponding successor provisions.

           2. It is the intent and desire of the parties hereto that a method be established for allocating the federal and state consolidated tax liability of the Affiliated Group, as determined under the Parent Tax Sharing Agreement between Koch Industries, Inc. and Holdings, among its Members, for reimbursing Holdings for payment of such tax liability, and to provide for the allocation and payment of any refund arising from a carry-back of losses or tax credits from subsequent taxable years.

                             AGREEMENT

           Now, therefore, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

           1. Allocation of Tax Liability. Holdings and
Subsidiaries agree that the consolidated tax liability for each year beginning with the taxable year ending December 31, 1998, determined in accordance with Treasury Regulations Section 1.1502-2, shall be apportioned among them in accordance with the provisions of Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2). Accordingly, the tax liability shall be allocated to the several Members on the basis of the percentage of the total tax that the tax of such Member if computed on a separate return would bear to the total amount of taxes for all Members so computed pursuant to
Section 1552(a)(2) of the Code and Treasury Regulations Section 1.1552- 1(a)(2). If a Member (the "Tax Attribute Member") is unable to absorb a tax attribute on a separate return basis in one year but is able to absorb that attribute on a separate return basis in a subsequent year a portion of the consolidated tax liability which otherwise would have been allocated to the Tax Attribute Member in the subsequent year under Treasury Regulation Section 1.1552-1(a)(2) will instead be reallocated among the other Members of the Affiliated Group, using the principles of Treasury Regulations Section 1.1502-33(d)(2). This allocation including the effect of any reallocation shall be each Member's "Allocated Tax Liability" for such year. For purposes of this Agreement, the consolidated tax liability shall include any liability for alternative minimum tax.

           3. Payment of Tax. Each Subsidiary shall pay to Holdings no later than 10 days before the date on which the Affiliated Group's consolidated income tax return is required to be filed (taking account of any extensions thereof) its separate return tax liability determined under Treasury Regulations Sections 1.1552-1(a)(2)(ii) and 1.1502-33(d)(2) plus its ratable share of any interest or penalties shown due on the return (determined by multiplying such interest or penalties by a fraction, the numerator of which equals such Member's Allocated Tax Liability (before interest or penalties) and the denominator of which equals the Affiliated Group's tax liability (before interest or penalties)).


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


           4. Carryforward/Carryback of Losses and Credits. If part or all of an unused loss or tax credit is allocated to a Member pursuant to Treasury Regulations Sections 1.1502-21T or 1.1502-79, and it is carried back or forward to a year in which such Member filed a separate return or a consolidated return with another affiliated group, any refund or reduction in tax liability arising from the carryback or carryover shall be retained by such Member. Notwithstanding the foregoing, Holdings shall determine whether an election shall be made (i) not to carry back any portion of any such loss arising in a consolidated return year (including any portion allocated to a Member under Treasury Regulations Section 1.1502-21T) in accordance with Code
Section 172(b)(3), and (ii) to reattribute to itself any portion of any loss attributable to the disposition of the stock of a Subsidiary, to the extent permitted by Treasury Regulations
Section 1.1502-20(g). Each Subsidiary agrees to join with Holdings in filing any necessary elections under Treasury Regulations Section 1.1502-20(g).

           5. Estimated Tax Payments. If the Affiliated Group is required to make estimated federal income tax payments (including
(i) payment due at the time any extension of time is sought for the filing of the Affiliated Group's federal income tax return and (ii) any estimated tax payments pursuant to any other tax sharing agreement), each Subsidiary shall, if requested by Holdings, pay to Holdings, no later than 10 days before the date each estimated tax payment is to be made by Holdings, that percentage of the estimated tax payment that equals the percentage which the estimated Allocated Tax Liability of such Subsidiary for such year bears to the aggregate of the Affiliated Group's estimated tax liability for the taxable year. Such estimates shall be determined by Holdings. Any estimated tax payments made by a Subsidiary under this paragraph 5 with respect to any taxable year shall be applied to reduce the amount, if any, owed by the Subsidiary under paragraph 3 hereof with respect to such year. Any excess of


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


such estimated payments by a Subsidiary over the amount described in paragraph 3 for such year shall be repaid by Holdings to the Subsidiary no later than 30 days after the date of filing of the consolidated return for such taxable year or, to the extent such excess represents all or a part of a tax refund to be received by the Affiliated Group, no later than 10 days after the receipt of the refund.

           6. Adjustments to Tax Liability. If the consolidated tax liability is adjusted for any taxable period, whether pursuant to an amended return, a claim for refund, a tax audit by the Internal Revenue Service or some other reason, the liability of each Member shall be recomputed to give effect to such adjustments, and in the case of a refund, Holdings shall make payment to each Member for its share of the refund, determined in the same manner as in paragraph 2 above, within 10 days after the refund is received by Holdings, including its ratable share of any interest, and in the case of an increase in tax liability, each Member shall pay to Holdings its allocable share of such increased tax liability (including interest and penalties) within 10 days after receiving notice of such liability from Holdings. The parties recognize that a recomputation of the consolidated tax liability for any taxable year under this paragraph 6 is not necessarily the final liability for such year, and such liability may be recomputed more than once.

           7. New Members of Affiliated Group. If during a consolidated return period Holdings or any Subsidiary acquires or organizes another corporation that is required to be included in the Affiliated Group's consolidated return, then such corporation shall join in and be bound by this Agreement.

           8. Termination of Agreement. This Agreement shall apply to all taxable periods as to which a consolidated return is filed by Holdings and any Subsidiary unless Holdings and the Subsidiaries agree in writing to terminate the Agreement, except that this


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


Agreement shall be terminated with respect to any Subsidiary that ceases to be included in the Affiliated Group but continues to be a corporation subject to federal income tax ("Former Member"). Notwithstanding any such termination, this Agreement shall continue in effect with respect to all taxable periods prior to termination, including any payments or refunds relating to such periods.

           9. Post-Consolidated Return Period. Notwithstanding the termination of this Agreement with respect to one or more Subsidiaries, Holdings and any Former Member shall furnish each other with all information and assistance as shall reasonably be requested (including, without limitation, returns, supporting schedules, work papers, correspondence and other documents) relating to the tax liability of the Affiliated Group or such Former Member for any taxable year in which the Former Member was included in the Affiliated Group. Moreover, Holdings and the Former Member shall furnish each other with information and assistance required, and shall take all steps necessary, to apply for and obtain the benefit of any carryback of a net operating or capital loss or any investment, foreign tax or other credit of the Former Member to a taxable year in which the Former Member was included in the Affiliated Group and a consolidated federal income tax return was filed with respect to the income of the Affiliated Group.

           10. Audits and Refund Claims. Holdings and a Former Member shall also consult and furnish each other with information concerning the status of any tax audit or tax refund claim relating to a taxable year in which the Former Member was included in the Affiliated Group and a consolidated federal income tax return was filed with respect to the income of the Affiliated Group. Holdings shall have the right to make the final determination as to the response of the Affiliated Group to any audit and shall have the sole right to control, at its


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


own expense, any contest of any change proposed and any proposed disallowance of a refund claim by the Internal Revenue Service through the Appeals Office of the Internal Revenue Service and the courts in connection with any taxable year for which this Agreement is in effect.

           11. Settlement of Disputes. A dispute or difference between Holdings and a Former Member with respect to the operation or interpretation of this Agreement shall be decided by three arbitrators. Holdings and the Former Member shall each select one arbitrator and the arbitrators selected by the parties shall select a third arbitrator. The decision of such arbitrators shall be final. The fees of such arbitrators shall be borne equally by Holdings and the Former Member.

           12. Elections. Holdings shall have the sole authority to make any or all elections available under the Code, Treasury
Regulations and any applicable state or local income tax code, law or statute.

           13. State and Local Income Taxes. The principles underlying the rights and obligations hereunder of the Members in respect of federal income taxes shall be applied in respect of any state or local tax (however denominated) based on or measured by all or any part of the net income or loss of the Affiliated Group or several of its Members (a "Combined Tax"). All of the procedural and timing requirements of this Agreement applicable to federal income taxes shall be equally applicable to any Combined Tax, with appropriate adjustments thereto to reflect the differences, if any, in corresponding provisions of the applicable income tax code, law or statute governing any such Combined Tax and any administrative provisions relating thereto.

           14. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. No alteration, amendment


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


or modification of any of the terms of this Agreement shall be valid unless made by an instrument signed in writing by an authorized officer of each party.

           15. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of each party hereto and its respective successors and assigns.

           16. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

           17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed and executed by their respective authorized officers on the date first appearing above.

                               PM HOLDINGS CORPORATION

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President & C.E.O.


                               PI ACQUISITION CORPORATION

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


                               PI HOLDING COMPANY

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President

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


                               PURINA MILLS, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President & C.E.O.


                               AMERICAN DAIRY MANAGEMENT
                               COMPANY, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


                               CAROLINA AGRI-PRODUCTS INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


                               COASTAL AG DEVELOPMENT, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


                               COLE GRAIN COMPANY, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


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


                               PURINA LIVESTOCK MANAGEMENT
                               SERVICES, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: Vice-President


                               PMI NUTRITION, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


                               PMI HOLDING CO.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


                               PMI NUTRITION INTERNATIONAL, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: President


                               PM NUTRITION COMPANY, INC.

                               By: /s/ David L. Abbott
                                  --------------------

                               Name: David L. Abbott

                               Title: Vice-President


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


                            Schedule I



Subsidiaries of PM Holdings Corporation
---------------------------------------

PI Acquisition Corporation
PI Holding Company
Purina Mills, Inc.
American Dairy Management Company, Inc.
Carolina Agri-Products Inc.
Coastal Ag Development, Inc.
Cole Grain Company, Inc.
Purina Livestock Management Services, Inc.
PMI Nutrition, Inc.
PMI Holding Co.
PMI Nutrition International, Inc.
PM Nutrition Company, Inc.